UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 14, 2009

AXCAN INTERMEDIATE HOLDINGS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-153896	74-3249870
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Inverness Center Parkway
Suite 310
Birmingham, AL 35242
(Address of Principal Executive Offices, Including Zip Code)

(205) 991-8085
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 14, 2009, Teva Pharmaceutical Industries Ltd (“Teva”) announced that the U.S. Food and Drug Administration had approved its Abbreviated New Drug Application (aNDA) for a generic formulation of URSO 250® and URSO Forte®.  As previously disclosed by Axcan, the FDA Orange Book listed patent covering the use of URSO 250® and URSO Forte® expired on November 19, 2007.

 Axcan will continue to develop improvements to its ursodiol franchise.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXCAN INTERMEDIATE HOLDINGS INC.

Date: May 15, 2009	By:	/s/ Steve Gannon
Steve Gannon
Senior Vice President, Finance, Chief Financial Officer and Treasurer